1 1 Dole Food Company, Inc. Earnings Call and Webcast Third Quarter 2011 November 17, 2011 Exhibit 99.2

Dole
SPINACH
SOUTHWEST SALAD
Sliced Strawberries
Blueberries
CLASSIC ICEBERG
SPRING MIX
CAESAR
Pineapple Juice
Raisins
Mandarin Oranges

2 2 Beth Potillo Treasurer

3 3
Forward-Looking Statements
The information presented here contains "forward-looking
statements," within the meaning of the Private Securities
Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of terms such as "may," "will," "expects," "believes,"
"intends," "anticipates" and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include
weather-related phenomena; market responses to industry
volume pressures; product and raw materials supplies and
pricing; energy supply and pricing; changes in interest and
currency exchange rates; economic crises and security risks in developing countries; international conflict; and quotas, tariffs and other governmental actions. Further information on the
factors that could affect Dole's financial results is included in its
SEC filings, including its Annual Report on Form 10-K.

Non-GAAP Financial Measures
EBIT before discontinued operations, Adjusted EBITDA, Adjusted EBITDA Excluding Significant Items, and Comparable Income
(loss) from continuing operations (total and per share) are measures commonly used by financial analysts in evaluating the performance of companies. EBIT before discontinued operations is calculated from net income by adding interest expense and income tax expense, and subtracting income from discontinued operations, net of income taxes, and gain on disposal of discontinued
operations, net of income taxes. Adjusted EBITDA is calculated from EBIT before discontinued operations by: (1) adding depreciation and amortization; (2) adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges and the cross currency swap which do not have a more than insignificant financing element present at contract inception; (3)
adding the net loss or subtracting the net gain on the long-term Japanese yen hedges; (4) adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations; (5) adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments; and (6) subtracting the gain on asset sales.  Due to the fact that the long-term Japanese yen hedges had more than an insignificant financing element at inception, the liability is treated similar to a debt instrument and the associated cash flows are classified as a financing activity. As a result, both the realized and unrealized gains and losses related to these hedges are subtracted from or added back to EBIT before discontinued operations when calculating Adjusted EBITDA.
Adjusted EBITDA Excluding Significant Items is calculated from Adjusted EBITDA by: (1) adding the refinancing charges and loss on early retirement of 2014 notes: and (2) subtracting the gain on container arbitration settlement. Comparable Income (loss) from continuing operations is calculated from income (loss) from continuing operations by:  (1) adding charges for restructuring and long-
term receivables, net of income taxes; (2) adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges and the cross currency swap, net of income taxes; (3) adding the net loss or subtracting the net gain on the long-term Japanese yen hedges, net of income taxes; (4) adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, net of income taxes; (5) adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, net of income taxes; (6) adding the refinancing charges and loss on early retirement of 2014 notes, net of income taxes; (7) subtracting the gain on container arbitration settlement, net of income taxes; and (8) subtracting gain on asset sales, net of income taxes. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. Net debt is calculated as total debt less cash.
EBIT before discontinued operations, Adjusted EBITDA and Comparable Income (loss) from continuing operations (total and per share) are not calculated or presented in accordance with U.S. GAAP and are not a substitute for net income attributable to Dole
Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT before discontinued operations, Adjusted EBITDA and Comparable Income (loss) from continuing operations (total and per share) as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included these three measures herein because management believes that they are useful performance measures for Dole and for securities analysts, investors and others in the evaluation of Dole.

5 5 David A. DeLorenzo Chief Executive Officer

Adjusted EBITDA
Excluding Significant Items
($ millions)
October 8, 2011 October 9, 2010 October 8, 2011 October 9, 2010
Adjusted EBITDA 19 $                101 $              278 $              299 $
Significant items included in Adjusted EBITDA:
Charges for restructuring and long-term
   receivables 13                   24                   22                   25
Gain on arbitration settlement, net -                       (27)                  -                      (27)
Refinancing charges and loss on early
   retirement of 2014 notes 26                   -                       26                   -
Adjusted EBITDA Excl. Significant Items
58 $             98 $             326 $           297 $
See Page 18 for reconciliation of Net Income to Adjusted EBITDA
Quarter Ended                Three Quarters Ended

Adjusted EBITDA Excluding
Significant Items By Segment
($ millions)
October 8, 2011 October 9, 2010 October 8, 2011 October 9, 2010
Fresh fruit 35 $             58 $             250 $           195 $
Fresh vegetables 9                  12                34                39
Packaged foods 32                30                82                94
Corporate/other (18)               (2)                 (40)               (31)
Adjusted EBITDA Excl. Significant Items
58 $             98 $             326 $           297 $
See Pages 19 & 20 for Adjusted EBITDA by segment

Fresh Fruit: 3Q11
Review
Revenues increased 5%
Restructuring on track:
Q3 cost savings of $14 million
Additional restructuring initiatives to benefit 2012
– Banana industry exports to Europe up 9% as a result of good growing conditions
– Additional restructuring initiatives in production and shipping operations to benefit 2012
– Reduced 2011 banana volumes ( 19% year-to-date)
– Higher shipping costs primarily resulting from higher fuel prices
– Volumes and prices up year-to-date
– Higher fruit, packaging and shipping costs
– Growth in China and Middle East markets
– YTD volumes up ~10%, prices up ~4%
Latin America
Europe
North America
Asia

EASY OPEN
• PULL APART HERE •
Dole
ITALIAN
BLEND
Salad Guide

Fresh Vegetables: 3Q11 Review
Packaged salads
- Improved performance continues
- Higher prices, better mix, increased retail volumes
- Lower marketing costs
Fresh-packed vegetables
- Weaker performance more than offsets packaged
salad improvements in the quarter
- Lower iceberg lettuce pricing
Acquisition of SunnyRidge Farm
- Premium blueberry and blackberry operations to
complement our existing fresh and frozen strawberry
program.

•
Packaged Salad
improvement continues
•
Completed acquisition of
SunnyRidge Farm

New!
Dole
Blueberries
ALL NATURAL FRUIT
2 cups
Fresh Lock

Dole
New!
fruit smoothie
Shakers
fruit & yogurt mix
strawberry
just add juice & shake!
bye bye blender!
FIBER 5g

Packaged Foods: 3Q11 Review

Dole Fruit Smoothie Shakers
®
Frozen Fruit Single-serve Cups
Revenue increased 9%
Adjusted EBITDA increased $2 million to $32 million
U.S. Dollar Market Shares
Product 2011* 2010*
Canned
pineapple
56.8%    #1 57.3%
Canned
pineapple juice
57.7%   #1 56.8%
Fruit Bowls 48.1%   #1 46.7%
*Source: IRI Syndicated Data Total US for  the third quarter ended  October 8, 2011 and October 9,  2010
Successful new product
introductions
Higher volume and pricing
offset increased product costs

Dole

yonanas
Dessert anytime...that's just yonanas!

Summary
As anticipated, a challenging
market in Europe during the third
quarter
Year-to-date performance well
ahead of 2010
Implementing additional
restructuring initiatives focused
on further improving profitability
in Europe
Strategic investments in
SunnyRidge Farm and Healthy
Foods, LLC
Continued progress on asset
sale program

Dole

Dole
SOUTHWEST SALAD
Kit
LETTUCE
Iceberg Lettuce
Laitue iceberg
CAESAR
Kit
SPRING MIX

12 12 Joseph S. Tesoriero Chief Financial Officer

Segment Revenues
Packaged foods
Fresh
vegetables
Fresh fruit
($ millions)
3,932
3,674
852
825
903
836
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2011 2010
$5,688
$5,336
First Three Quarters
First Three Quarters First Three Quarters
3rd Quarter
3rd Quarter 3rd Quarter
1,393
1,327
327
326
366
335
$0
$500
$1,000
$1,500
$2,000
$2,500
2011 2010
$2,086
$1,989
Revenue in all segments increased
Fresh fruit up 5%
- Higher banana volumes in North America and Asia; improved banana pricing in North America, offset by planned lower volumes in Europe
- Higher volumes and pricing of Chilean deciduous fruit
- Higher pricing of pineapples and other fresh fruit in Asia
Vegetables
- Packaged salads had higher prices and better mix, higher retail volumes
- Fresh-packed vegetables had lower prices and volumes in iceberg lettuce, partially offset by higher volumes and pricing in strawberries
Packaged foods up 9%
- Higher sales across all major product lines
Note: Numbers may not foot due to rounding.

Adjusted EBITDA Excluding
Significant Items By Segment
($ millions)
October 8, 2011 October 9, 2010 October 8, 2011 October 9, 2010
Fresh fruit 35 $             58 $             250 $           195 $
Fresh vegetables 9                  12                34                39
Packaged foods 32                30                82                94
Corporate/other (18)               (2)                 (40)               (31)
Adjusted EBITDA Excl. Significant Items
58 $             98 $             326 $           297 $
See Pages 19 & 20 for Adjusted EBITDA by segment

Comparable Income from Continuing Ops.

($ millions, except per share data)
See Page 4 for definition of non-GAAP measures
The line items presented here have been adjusted consistent with the purpose of calculating Comparable Income from continuing operations, and thus are non-GAAP measures.
Q3 2011 Q3 2010 2011 2010
Revenues, net 2,086.0 $   1,988.6 $   5,687.9 $   5,336.0 $
Cost of products sold (1,902.4) (1,791.1) (5,037.2) (4,764.2)
Gross Margin 183.6 197.5 650.7 571.8
SMG&A expenses (160.3) (139.0) (416.0) (372.5)
Operating Income 23.3 58.5 234.7 199.3
Other, net 3.3 1.3 12.3 9.5
EBIT before disc. ops. 26.6 59.8 247.0 208.8
Interest expense (41.4) (49.2) (111.7) (127.4)
Earnings before taxes (14.8) 10.6 135.3 81.4
Income taxes (0.3) (7.5) (19.2) (19.5)
Comparable Income from cont. ops. $       (15.1) $          3.1 $      116.1 $        61.9
$       (0.17) $        0.04 $        1.32 $        0.71
Quarter Ended Three Quarters Ended
Comp. Income from cont. ops. per share

16 16 Q&A

17 17 Appendix

Reconciliation of Net Income to EBIT before Discontinued Operations,
Adjusted EBITDA and Adjusted EBITDA Excl. Significant Items
($ millions)
October 8, 2011 October 9, 2010 October 8, 2011 October 9, 2010
Net income (loss) (47) $                    (49) $                    38 $                     7 $
Discontinued operations, net -                           (5)                         (1)                         (5)
Interest expense 41                        49                        112                      127
Income taxes -                           8                          19                        20
     EBIT before discontinued operations (6)                         3                          168                      149
Depreciation and amortization 32                        38                        79                        88
Net unrealized (gain) loss - derivatives 2                          43                        35                        59
Net gain on long-term Japanese yen hedges (3)                         -                           (7)                         -
Foreign currency (gain) loss - vessel obligations (2)                         4                          -                           (1)
Net unrealized (gain) loss - foreign instruments (1)                         13                        6                          7
Gain on asset sales (3)                         -                           (3)                         (3)
     Adjusted EBITDA 19 $                     101 $                  278 $                  299 $
Significant items included in Adjusted EBITDA:
Charges for restructuring and long-term receivables 13                        24                        22                        25
Gain on arbitration settlement, net -                           (27)                       -                           (27)
Write-off of debt issuance costs, refinancing fees
and loss on early retirement of 2014 notes 26                        -                           26                        -
     Adjusted EBITDA Excl. Significant Items 58 $                98 $                326 $              297 $
                 Quarter Ended                           Three Quarters Ended

Adjusted Q3 QTD EBITDA by Segment
($ millions)
Fresh Fresh Packaged Corporate/
Fruit Vegetables Foods Other Total
Quarter Ended October 8, 2011
EBIT before disc. ops. 7 $              3 $               24 $             (40) $            (6) $
Net unrealized (gain) loss - derivatives 1                 -                   1                  -                   2
Net gain on long-term Japanese yen hedges -                  -                   -                   (3)                 (3)
Foreign currency (gain) loss - vessel obligations (2)                -                   -                   -                   (2)
Net unrealized (gain) loss - foreign instruments 1                 -                   -                   (2)                 (1)
Gain on asset sales (3)                -                   -                   -                   (3)
   Sub total 4                 3                  25                (45)               (13)
Depreciation and amortization 18               6                  7                  1                  32
   Adjusted EBITDA 22 $             9 $               32 $             (44) $            19 $
Significant items 13               -               -               26                39
Adjusted EBITDA Excluding Significant Items 35 $             9 $               32 $             (18) $            58 $
Fresh Packaged Corporate/
Fresh Fruit Vegetables Foods Other Total
Quarter Ended October 9, 2010
EBIT before disc. ops. 36 $             5 $               24 $             (62) $            3 $
Net unrealized (gain) loss - derivatives (2)                -                   (1)                 46                43
Foreign currency (gain) loss - vessel obligations 4                 -                   -                   -                   4
Net unrealized (gain) loss - foreign instruments -                  -                   -                   13                13
   Sub total 38               5                  23                (3)                 63
Depreciation and amortization 23               7                  7                  1                  38
   Adjusted EBITDA 61 $             12 $             30 $             (2) $              101 $
Significant items (3)                -               -               (3)
Adjusted EBITDA Excluding Significant Items 58 $             12 $             30 $             (2) $              98 $

Adjusted Q3 YTD EBITDA by Segment
($ millions)
Fresh Fresh Packaged Corporate/
Fruit Vegetables Foods Other Total
Three Quarters Ended October 8, 2011
EBIT before disc. ops. 184 $           18 $             62 $              (96) $          168 $
Net unrealized (gain) loss - derivatives 2                  -               2                   31              35
Net gain on long-term Japanese yen hedges -               -               -                (7)              (7)
Foreign currency (gain) loss - vessel obligations -               -               -                -            -
Net unrealized (gain) loss - foreign instruments -               -               1                   5               6
Gain on asset sales (3)                 -               -                -            (3)
   Sub total 183              18                65                 (67)            199
Depreciation and amortization 45                16                17                 1               79
   Adjusted EBITDA 228 $           34 $             82 $              (66) $          278 $
Significant items 22                -               -                26              48
Adjusted EBITDA Excluding Significant Items 250 $           34 $             82 $              (40) $          326 $
Fresh Fresh Packaged Corporate/
Fruit Vegetables Foods Other Total
Three Quarters Ended October 9, 2010
EBIT before disc. ops. 147 $           23 $             78 $              (99) $          149 $
Net unrealized (gain) loss - derivatives -               -               (1)                 60              59
Foreign currency (gain) loss - vessel obligations (1)                 -               -                -            (1)
Net unrealized (gain) loss - foreign instruments 1                  -               -                6               7
Gain on asset sales (3)                 -               -                -            (3)
   Sub total 144              23                77                 (33)            211
Depreciation and amortization 53                16                17                 2               88
   Adjusted EBITDA 197 $           39 $             94 $              (31) $          299 $
Significant items (2)                 -               -                -            (2)
Adjusted EBITDA Excluding Significant Items 195 $           39 $             94 $              (31) $          297 $

Non-GAAP Financial Measures
($ thousands, except per share data)
Quarter Ended Three Quarters Ended
October 8, 2011 October 9, 2010 October 8, 2011 October 9, 2010
Net Income (loss) (47,004) $              (48,829) $              38,074 $               7,405 $
Income (loss) from discontinued operations, net of income taxes 43                         (202)                      (188)                      (876)
Gain on disposal of discontinued operations, net of income taxes -                        (4,143)                  (339)                      (4,143)
Interest expense 41,402                 49,187                 111,709                127,375
Income taxes 123                       7,522                   18,781                 19,764
   EBIT 168,037                149,525
   Depreciation & amortization 79,064                 87,620
Net unrealized (gain)/loss on derivative instruments 2,487                   43,527                 35,104                 59,164
Net (gain) loss on Japanese yen hedges (2,298)                  (6,582)
Foreign currency exchange (gain)/loss on vessel obligations (2,590)                  3,946                   (51)                        (1,147)
Gain on asset sales (3,326)                  -                        (3,337)                  (2,921)
Debt retirement costs in connection with initial public offering
Net unrealized FX (gain)/loss on foreign denominated borrowings
(1,645)                  12,579                 5,802                   6,581
Sub Total (7,372)                  60,052                 30,936                 61,677
Adjusted EBITDA 18,858 $               101,185 $             278,037 $             298,822 $
Significant items included in Adjusted EBITDA:
Charges for restructuring and long-term receivables 13,171                 23,518                 21,873                 24,888
Gain on arbitration settlement, net -                        (27,271)                -                        (27,271)
Write-off of debt issuance costs, refinancing fees and loss on early
retirement of 2014 notes 26,192                 -                        26,192                 -
Adjusted EBITDA excluding significant items 58,221 $               97,432 $               326,102 $             296,439 $
After tax adjustments
Net unrealized (gain)/loss on derivative instruments 2,609 $                43,575 $               34,855 $               59,183 $
Net (gain) loss on Japanese yen hedges (2,298)                  -                        (6,582)                  -
Foreign currency exchange (gain)/loss on vessel obligations (2,590)                  3,946                   (51)                        (1,147)
Gain on asset sales (3,326)                  -                        (3,337)                  (2,710)
Debt retirement costs in connection with initial public offering -                        -                        -                        -
Net unrealized FX (gain)/loss on foreign denominated borrowings (1,851)                  12,580                 5,588                   6,590
Charges for restructuring and long-term receivables 13,171                 23,518                 21,873                 24,888
Gain on arbitration settlement, net -                        (27,271)                -                        (27,271)
Refinancing charges and loss on early retirement of 2014 notes
26,192                 -                        26,192                 -
Sub Total 31,907 $               56,348 $               78,538 $               59,533 $
Comparable income (loss) from continuing operations ($15,054) $3,125 $116,085 $61,908
Comparable net income attributable to Dole Food Company, Inc. ($16,731) $5,923 $112,706 $63,620
Earnings per share - Diluted:
Comparable income from continuing operations ($0.17) $0.04 $1.32 $0.71
Comparable net income attributable to Dole Food Company, Inc. ($0.19) $0.07 $1.28 $0.73
3,535
31,666 37,598
(5,436)

Statements of Operations
Quarter Ended Three Quarters Ended
October 8, 2011 October 9, 2010 October 8, 2011 October 9, 2010
Revenues, net 2,086,032 $          1,988,571 $          5,687,861 $          5,335,967 $
Cost of products sold (1,910,314)            (1,789,085)            (5,047,176)            (4,763,474)
Gross margin 175,718                199,486                640,685                572,493
Selling, marketing and general and administrative expenses (160,902)               (137,712)               (415,865)               (372,792)
Charges for restructuring and long-term receivables (7,877)                  (23,518)                (16,579)                (24,888)
Gain on arbitration settlement, net -                        27,271                 -                        27,271
Gain on asset sales 3,326                   -                        3,337                   2,921
Operating income 10,265                 65,527                 211,578                205,005
Other income (expense), net (18,956)                (61,994)                (53,970)                (62,883)
Interest income 1,318                   1,606                   3,802                   4,724
Interest expense (41,402)                (49,187)                (111,709)               (127,375)
Income (loss) from continuing operations before income taxes and equity
earnings (48,775)                (44,048)                49,701                 19,471
Income taxes (123)                      (7,522)                  (18,781)                (19,764)
Earnings (losses from equity method investments 1,937                   (1,604)                  6,627                   2,679
Income (loss) from continuing operations (46,961)                (53,174)                37,547                 2,386
Income (loss) from discontinued operations, net of income taxes (43)                        202                       188                       876
Gain on disposal of discontinued operations, net of income taxes -                        4,143                   339                       4,143
Net income (loss) (47,004)                (48,829)                38,074                 7,405
Less: Net income attributable to noncontrolling interests (1,634)                  (1,547)                  (3,906)                  (3,307)
Net income (loss) attributable to Dole Food Company, Inc.
(48,638) $              (50,376) $              34,168 $               4,098 $
($ thousands)

Balance Sheets

October 8, 2011 January 1, 2011
(in thousands)
ASSETS
Cash and cash equivalents 190,586 $                     170,147 $
Restricted cash and deposits 5,683                             51,108
Receivables, net 700,420                        751,265
Inventories 805,872                        734,966
Prepaid expenses  and other assets 67,816                           67,909
Deferred income tax assets 43,835                           36,810
Assets Held for Sale 120,845                        86,050
     Total current assets 1,935,057                     1,898,255
Investments 97,170                           87,914
Property, plant and equipment, net 894,078                        943,030
Goodwill 407,247                        407,247
Intangible assets, net 698,106                        701,081
Other assets, net 217,048                        219,463
  Total Assets 4,248,706                     4,256,990
LIABILITIES AND EQUITY
Accounts payable 486,561                        521,330
Liabilities related to assets-held-for-sale 19,951                           0
Accrued liabilities 533,771                        642,481
Current portion of long-term debt, net 9,411                             7,348
Notes payable 28,040                           31,922
  Total current liabilities 1,077,734                     1,203,081
Long-term debt, net 1,575,559                     1,564,325
Deferred income tax liabilities 248,838                        244,324
Other long-term liabilities 515,640                        428,476
Shareholders' equity
     Common stock 89                                   89
     Additional paid-in capital 784,121                        776,918
     Retained earnings 105,251                        71,083
Accumulated other comprehensive income (loss ) (84,246)                         (55,921)
Equity attributatble to shareholders of Dole Food Company, Inc. 805,215                        792,169
Equity attributatble to noncontrolling interests 25,720                           24,615
  Total equity 830,935                        816,784
  Total liabilities and equity
4,248,706 $                4,256,990 $